UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment Number  3 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

PRINCE MEXICO S.A, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-54499	01-0961505
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Quetzalcoatl 3783
Int. 1, Col. Cd del Sol C.P. 45050
Zapopan, JAL, Mexico

Registrant’s telephone number, including area code: (+52) (33) 3827-0722

(Former Name or Former Address, if Changed Since Last Report)

Copies of Communications to:
Lic. Laura Belen Flores
Valparaiso 2436, Col. Providencia
Guadalajara, Jalisco, Mexico
Phone: +52 (33) 3631 5289

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We entered into and closed a Share Exchange Agreement on July 6, 2012, by and between Eurasia Design, Inc.; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. F. Duncan A. Forbes Mol. III, a holder of the majority of Eurasia Design’s common stock; and the Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock.

Pursuant to the terms of the Agreement, we agreed to issue 1,800,000 shares of our unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and the cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes.

The Agreement was anticipated to become effective upon the delivery of audited financial statements of Prince México, pursuant to paragraph 9.2 of the Agreement. On July 11, 2012, we filed a Current Report on Form 8-K to disclose the closing of the Agreement (the “July 11 Form 8-K”).

On August 9, 2012, Salles, Sainz - Grant Thornton, S.C. (“SSGT”), the independent accounting firm engaged to audit the financial statements of Prince México for the years ended December 31, 2010 and 2011, notified Eurasia Design and Prince México that it did not consent to the use, and inclusion, of its audit report in the July 11 Form 8-K.

As a result of the above, Prince México was unable to meet its obligations under paragraph 9.2 of the Agreement and the transactions contemplated therein were delayed until such time as Prince Mexico obtained audited financial statements for the years ended December 31, 2011 and 2010. As of December 18, 2012, Prince México submitted to Eurasia Design audited financial statements for the years ended December 31, 2011 and 2010. This Amendment Number 3 to Form 8-K/A is filed to present the audited financial statements of Prince México and modify the Form 8-K in response to comments received from the S.E.C.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, any perceived benefits as the result of the Share Exchange Agreement referenced herein, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, subscriptions, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2012, the Registrant entered into and closed a Securities Exchange Agreement (“Agreement”) by and between the Registrant; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. F. Duncan A. Forbes Mol. III (“Forbes”), a holder of the majority of the Registrant’s common stock; and the security holders of Prince México (“Prince Security Holders”), all of whom collectively own a majority of Prince México’s issued and outstanding common stock.

We entered into and closed a Share Exchange Agreement on July 6, 2012, by and between Eurasia Design, Inc.; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. F. Duncan A. Forbes Mol. III, a holder of the majority of Eurasia Design’s common stock; and the Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock.

Pursuant to the terms of the Agreement, we agreed to issue 1,800,000 shares of our unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and the cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes.

The Agreement was anticipated to become effective on upon the delivery of audited financial statements of Prince México, pursuant to paragraph 9.2 of the Agreement. On July 11, 2012, we filed a Current Report on Form 8-K to disclose the closing of the Agreement (the “July 11 Form 8-K”).

On August 9, 2012, Salles, Sainz - Grant Thornton, S.C. (“SSGT”), the independent accounting firm engaged to audit the financial statements of Prince México for the years ended December 31, 2010 and 2011, notified Eurasia Design and Prince México that it did not consent to the use, and inclusion, of its audit report in the July 11 Form 8-K.

As a result of the above, Prince México was unable to meet its obligations under paragraph 9.2 of the Agreement and the transactions contemplated therein were delayed until such time as Prince México obtained audited financial statements for the years ended December 31, 2011 and 2010.

On December 18, 2012, Prince México submitted to Eurasia Design audited financial statements for the years ended December 31, 2011 and 2010, thereby triggering the closing of the Agreement. Pursuant to the terms of the Agreement, the Registrant issued 1,800,000 shares of its unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes. The total issued and outstanding common stock of the Registrant, post-closing, and upon cancellation of the shares herein referenced, and the issuance of shares to Prince México, will be 6,016,700.

The Registrant’s main focus has been redirected to the operations of Prince México. The Registrant now owns all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As disclosed in Item 1.01, above, on July 6, 2012, the Registrant entered into a Share Exchange Agreement with Prince México. As of December 18, 2012 the transaction is considered consummated.

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FORM 10 DISCLOSURE

We are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the current operations acquired through the closing of the Acquisition Agreement and Plan of Merger, as discussed above.

DESCRIPTION OF BUSINESS

As a result of the closing of the Share Exchange Agreement, the Registrant has assumed the assets and operations of Prince México, which has the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America. The information set forth herein is only a summary of our business plans.

BUSINESS DEVELOPMENT AND SUMMARY

Eurasia Design, Inc. was incorporated in the State of Nevada on May 6, 2010. We previously sold furniture and accessories.

We entered into and closed a Share Exchange Agreement on July 6, 2012, by and between Eurasia Design, Inc.; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. F. Duncan A. Forbes Mol. III, a holder of the majority of Eurasia Design’s common stock; and the Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock.

Pursuant to the terms of the Agreement, we agreed to issue 1,800,000 shares of our unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and the cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes.

On July 6, 2012, the Registrant amended its articles of incorporation to change its name from Eurasia Design, Inc. to Prince Mexico & South America, Inc. The actions were approved on July 6, 2012, by the consent of the majority stockholders, who represent 62.5% of the issued and outstanding common stock of the Registrant.

The Agreement was anticipated to become effective upon the delivery of audited financial statements of Prince México, pursuant to paragraph 9.2 of the Agreement. On July 11, 2012, we filed a Current Report on Form 8-K to disclose the closing of the Agreement (the “July 11 Form 8-K”).

On August 9, 2012, Salles, Sainz - Grant Thornton, S.C. (“SSGT”), the independent accounting firm engaged to audit the financial statements of Prince México for the years ended December 31, 2010 and 2011, notified Eurasia Design and Prince México that it did not consent to the use, and inclusion, of its audit report in the July 11 Form 8-K.

As a result of the above, Prince México was unable to meet its obligations under paragraph 9.2 of the Agreement and the transactions contemplated therein were delayed until such time as Prince México obtained audited financial statements for the years ended December 31, 2011 and 2010.

On December 18, 2012, Prince México submitted to Eurasia Design audited financial statements for the years ended December 31, 2011 and 2010, thereby triggering the closing of the Agreement. Pursuant to the terms of the Agreement, the Registrant issued 1,800,000 shares of its unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes. The total issued and outstanding common stock of the Registrant, post-closing, and upon cancellation of the shares herein referenced, and the issuance of shares to Prince México, will be 6,016,700.

The Registrant’s main focus has been redirected to the operations of Prince México. The Registrant now owns all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.

Linea Deportiva Prince México, S.A. de C.V. was formed on April 25, 2008 in Guadalajara, Jalisco, Mexico. On April 15, 2008, Prince México entered into a Distribution Agreement with Prince USA, which provides Prince México the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America. The Distribution Agreement is in effect from April 15, 2008 through December 31, 2012 and is subject to minimum purchase and advertising budget requirements.   The Distribution Agreement has expired and we are in the process of renegotiating a new Agreement with Prince USA.

Prince México generated aggregate revenues from operations of $499,156 during the year ended December 31, 2011. Comparatively, revenues during the year ended December 31, 2010 totaled $506,750. Despite generating such revenues, we incurred net losses of $97,342 and $237,400 during the years ended December 31, 2011 and 2010, respectively. Unfortunately, there can be no assurance that the actual expenses incurred will not exceed our estimates or that cash flows from operating activities will be adequate to maintain our business. In consideration of such risks, our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern in the independent registered public accounting firm’s report to the financial statements.

Our administrative office is located at Quetzalcoatl 3783, Int. 1, Col. Cd del Sol C.P. 45050, Zapopan, JAL, Mexico.

Our fiscal year end is December 31.

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BUSINESS OF PRINCE MÉXICO

Principal Products and Principal Markets

Pursuant to the April 15, 2008 Distribution Agreement with Prince USA, Prince México was granted the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America. We sell our products primarily through our website (http://www.princemexico.com.mx/) and to sporting goods retailers.   The Distribution Agreement has expired and we are in the process of renegotiating a new Agreement with Prince USA.

Prince USA was born in 1970 with the invention by Bob McClure of the “Little Prince,” the first ball machine for home court use. Prince USA has proven itself to be an industry leader in the innovation and manufacturing of performance racquet sports products. Prince USA has continually revolutionized the game with introductions of cutting-edge racquet technologies: beginning in 1976 with the Prince Classic, the first “oversize” tennis racquet; the “Longbody” in 1995; and most recently with O3 Speedport in 2007 and the EXO3 in 2009. Prince USA is committed to continually delivering top-quality products in all categories - outfitting players with the very best in footwear, apparel, strings, balls, accessories, and more.

Prince USA manufactures technologies in racquets, string, footwear, accessories and apparel across five sporting goods lines: tennis, squash, racquetball, golf and paddle sports. Prince México is solely a distribution company and does not research, develop, manufacture or design any products. Through our Distribution Agreement with Prince USA, we possess the exclusive rights to distribute the following Prince USA brand products in Latin America:

The Prince line of products encompasses racquets, footwear, balls, strings, grips, bags, stringing and calibration machines and other accessories for the tennis and squash players through every range of abilities.

Prince Golf manufactures a wide range of products including clubs, bags and golf-related accessories.

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Viking Athletics covers four main paddle sports: platform tennis, paddle tennis, paddleball and paddle . Platform tennis is played primarily in the winter months, outdoors, on a court that is one-quarter the size of a standard tennis court and surrounded by a twelve-foot high screen. Paddle tennis utilizes a court one-third the size of a tennis court and an unpressurized tennis ball. Paddleball in simplistic terms is handball with a paddle. Padel, the largest of the paddle sports, is primarily played in South America, Spain, and Portugal.

Ektelon is Prince USA’s squash sports division, which manufactures racquets, footwear, gloves, eyewear and other accessories for squash and handball. Many of Prince USA’s advances in the sport of tennis have been cross-leveraged to Ektelon’s products.

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Manufacturing

We are not a manufacturing company and all of the products we sell are manufactured by Prince USA. We hold an exclusive license to distribute Prince USA brand name products in Mexico, Central America and South America.

The Distribution Agreement with Prince USA is in effect from April 15, 2008 through December 31, 2012 and is subject to minimum purchase and advertising budget requirements. The Distribution Agreement has expired and we are in the process of renegotiating a new Agreement with Prince USA.

Marketing

We are primarily reliant upon the continued efforts of Prince USA to promote existing products, introduce new technologies into the marketplace and to train and educate players of all ages. To complement its marketing strategies, Prince USA cultivates the endorsement and promotion of products among athletes. These endorsements emphasize technical performance and increase brand awareness. The Prince USA philosophy is about building a team of players who want to be involved with the Prince USA brand and who are active and contributing members of the Prince Team. From product play-testing and validation to marketing and trend forecasting, Prince USA sponsored athletes at all levels perform an important role in the overall company strategy.

Prince USA has leveraged its international exposure by sponsoring some of the sport's elite athletes, from Maria Sharapova, Nikolay Davydenko, Jennifer Capriati, Patrick Rafter, Jimmy Connors, Martina Navratilova, Andre Agassi, Monica Seles, Andy Roddick, Patrick Rafter and Michael Chang to current Prince USA Pros John Isner, Gael Monfils, Daniela Hantuchova, and Sam Querrey. Whether racquets, footwear, apparel or string, players continue to look to Prince USA as their brand of choice in order to gain an advantage on the court.

We use marketing strategies directed at retailers, as well as the final end-user of our products, to increase demand. Our marketing strategy for retailers is aimed at educating them on the technical features of our products. We hold clinics for retailers and sales people to inform them about our various product lines. In addition, to create consumer interest, we use product promotions and point of sale advertising with sporting goods retailers.

Significant Customers

We sell our products to specialty sporting goods stores, chain stores and department stores throughout Mexico. Our largest customers include Sears, Liverpool and Marti.

The payment terms that we offer to customers in our business areas are consistent with the terms offered by other participants in the market. Generally payment terms are between 60 and 90 days. However, in limited cases, such as when we deliver products early or in connection with certain sales campaigns, we may grant terms over 90 days.

Industry Background and Competition

The sporting goods industry is highly competitive. We compete primarily on the basis of technology, performance, brand recognition, quality and price. We compete with numerous international and national companies that manufacture and distribute sporting goods and related equipment.

Our products compete, generally, against brands manufactured by other large companies:

1.

The principal competitors of the racquet sports divisions are Wilson Sporting Goods Co., which is owned by Amer Group Plc, Head N.V., as well as Babolat, Dunlop Slazenger International and Head N.V.

2.

The golf club markets in which we compete are served by Taylor Made, Ping, Acushnet (Titleist brand), Puma (Cobra brand), SRI Sports Limited (Cleveland and Srixon brands), Mizuno, Bridgestone and Nike.

We compete against a number of large, established competitors. As such, our competitive position is unfavorable in the general marketplace. Unless we implement our planned operations and begin to generate revenues, we will not be able to maintain our operations. Significantly, all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do. Our competitors may be able to secure relationships with vendors and customers on more favorable terms, process transactions more efficiently and adopt more aggressive pricing policies than we can. Many of these current and potential competitors can devote substantially more resources to systems development and marketing than we can. In addition, larger, more well-established and financed entities may acquire, invest in or form joint ventures with competitors.

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Seasonality

Virtually all of the products we sell are shipped during a specific part of the year. As a result, we experience highly seasonal revenue streams. Following industry practice, we begin to receive orders from customers from January through March, during which time we book approximately three quarters of our orders for the year. We will typically begin fulfillment of our orders in April and May, with the peak shipping period occurring in May and June. At this time, we will begin to receive re-orders from customers, which constitute the remaining quarter of our yearly orders. This re-orders inflow may last, depending on the course of weather into the third quarter of each fiscal year.

Patents and Trademarks

Through our Distribution Agreement with Prince USA, we have the right to utilize major trademarks registered by Prince USA throughout the world. Significant trademarks include Prince, Viking, Ekelton, and various derivations thereof. We believe that these trademarks are important in identifying our company as an exclusive, licensed distributor of Prince USA products. As such, these trademarks are often incorporated prominently in our advertising and marketing efforts. We do not own any of these trademarks, but rather license these names pursuant to our Distribution Agreement with Prince USA.

Number of total employees and number of full time employees

As of December 18, 2012, we employed 12 persons. We consider our relationship with employees to be good.

Reports to Security Holders

1.

We will furnish shareholders with annual financial reports certified by our independent registered public accountants.

2.

We are a reporting issuer with the Securities and Exchange Commission. We file periodic reports, which are required in accordance with Section 15(d) of the Securities Act of 1933, with the Securities and Exchange Commission to maintain the fully reporting status.

3.

The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our SEC filings will be available on the SEC Internet site, located at http://www.sec.gov.

RISK FACTORS

THERE IS A SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

As of December 31, 2011, we had an accumulated deficit of $423,597 and have generated net losses in the amounts of $97,342 and $237,400 during the years ended December 31, 2011 and 2010, respectively. These factors, among others, raise substantial doubt about our ability to continue as a going concern. Our ability to generate future revenues will depend on a number of factors, many of which are beyond our control. These factors include general economic conditions, our ability to raise capital to finance our operations and our ability to manage current and future business operations and expansions. Due to these factors, we cannot anticipate with any degree of certainty what our revenues will be in future periods. As such, our independent registered public accountants have expressed substantial doubt about our ability to continue as a going concern. This opinion could materially limit our ability to raise additional funds by issuing new debt or equity securities or otherwise. You should consider our independent registered public accountant’s comments when determining if an investment in our Company is suitable.

IF WE ARE UNABLE TO OBTAIN ADDITIONAL CAPITAL, WE MAY BE UNABLE TO PROCEED WITH OUR LONG-TERM BUSINESS PLAN, AND WE MAY BE FORCED TO CURTAIL OR CEASE OUR OPERATIONS.

Our long-term business objective includes geographically increasing our sales capacities and expanding our presence in the markets we currently serve. In order to pursue these objectives, we believe we will require additional capital financing. Our working capital requirements and the cash flow provided by future operating activities, if any, will vary greatly from quarter to quarter, depending on the volume of business during the period and payment terms with our customers. We may not be able to obtain adequate levels of additional financing, whether through equity financing, debt financing or other sources. Additional financings could result in significant dilution to our earnings per share or the issuance of securities with rights superior to our current outstanding securities. In addition, we may grant registration rights to investors purchasing our equity or debt securities in the future. If we are unable to raise additional financing, we may be unable to implement our long-term business plan, develop or enhance our products, take advantage of future opportunities or respond to competitive pressures on a timely basis, if at all. In addition, a lack of additional financing could force us to substantially curtail or cease operations.

WE MAY NOT BE ABLE TO ATTRACT THE ATTENTION OF SECURITIES ANALYSTS OR MAJOR BROKERAGE FIRMS TO RECOMMEND PURCHASING OUR COMMON STOCK.

Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. We cannot assure you that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

THE LACK OF PUBLIC COMPANY EXPERIENCE OF OUR SOLE OFFICER AND DIRECTOR COULD ADVERSELY IMPACT OUR ABILITY TO COMPLY WITH THE REPORTING REQUIREMENTS OF U.S. SECURITIES LAWS.

Our sole officer and director, Mr. Forbes, has no experience managing a public company which could adversely impact our ability to comply with legal, regulatory, and reporting requirements of U.S. Securities laws. Our management may not be able to implement programs and policies in an effective and timely manner to adequately respond to such legal, regulatory and reporting requirements, including the establishment and maintenance of internal controls over financial reporting. Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, which are necessary to maintain public company status. If we were to fail to fulfill those obligations, our ability to operate as a U.S. public company would be in jeopardy in which event you could lose your entire investment in our Company. Our ability to operate successfully may depend on our ability to attract and retain qualified personnel with appropriate experience in the management of a public company. Our ability to find and retain qualified personnel on our terms and budget may be very limited.

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PRESSURES FROM COMPETITORS WITH MORE RESOURCES MAY LIMIT OUR MARKET SHARE, PROFITABILITY, AND GROWTH.

We face aggressive competition from numerous and varied competitors in all of our markets, making it difficult to maintain market share, remain profitable, and grow. Even if we are able to maintain or increase our market share for a particular product line, revenue or profitability could decline due to pricing pressures, increased competition from other types of products, or because the product is in a maturing industry.

Our competitors may be able to more quickly develop or adapt to new or emerging technologies, better respond to changes in customer requirements or preferences, or devote greater resources to the development, promotion, and sale of their products. Some of our competitors have, in relation to us, longer operating histories, larger customer bases, longer standing relationships with customers, greater name recognition, and significantly greater financial, technical, marketing, customer service, public relations, distribution, or other resources. Some of our competitors are also significantly larger than us and some of these companies have increased their presence in our markets in recent years through internal development, partnerships, and acquisitions. To the extent we cannot compete effectively, our market share and, therefore, results of operations, could be materially adversely affected.

Because price and related terms are key considerations for many of our customers, we may have to accept less-favorable payment terms, lower the prices of our products and services, and/or reduce our cost structure, including reducing headcount, in order to remain competitive. Certain of our competitors have become increasingly aggressive in their pricing strategy, particularly in markets where they are trying to establish a foothold. If we are forced to take these kinds of actions to maintain market share, our revenue and profitability may suffer or we may adversely impact our longer-term ability to execute or compete.

ECONOMIC CONDITIONS, WEATHER AND OTHER FACTORS BEYOND OUR CONTROL HAVE CAUSED AND COULD CONTINUE TO CAUSE A DECLINE IN DEMAND FOR OUR PRODUCTS.

We and the sporting goods industry in general are dependent on the economies in which we sell our products, and in particular on levels of consumer spending. Economic conditions affect not only the ultimate consumer, but also retailers, our primary direct customers. As a result, our results may be adversely affected by downward trends in the economies in which we sell our products. Adverse weather also can cause a significant decline in our sales, for instance prolonged winter conditions could reduce revenues for our tennis and golf products and negatively impacted our operating results. In addition, the occurrence of events that adversely affect economies or international tourism, such as terrorism or regional instability, continue to adversely affect leisure travel and related discretionary consumer spending, which can have a particularly negative impact on our diving business.

WE WERE UNABLE TO RENEW OUR DISTRIBUTION AGREEMENT WITH PRINCE USA PRIOR TO ITS EXPIRATION.  WE ARE CURRENTLY IN THE PROCESS OF RENEGOTIATING THE AGREEMENT.  IF WE ARE UNABLE TO RENEGOTIATE THE AGREEMENT, WE MAY BE FORCED TO CEASE OPERATIONS.

In connection with the July 6, 2012 Share Exchange Agreement, we acquired the exclusive right to distribute Prince USA sports products in Mexico, Central America and South America.   The Agreement has since expired and we are in the process of renegotiating the agreement.  We are significantly reliant upon the Distribution Agreement with Prince USA for access to all the products we sell. If we are unable to renegotiate a new Distribution Agreement, we will not have any products to sell and will be required to find new manufacturers or distributors with which to partner. The loss of the Prince USA Distribution Agreement is expected to have a material adverse effect on our business, results of operations and financial condition.

SHIFTS IN CURRENCY EXCHANGE RATES MAY ADVERSELY AFFECT OUR RESULTS OF OPERATIONS.

We operate in a multi-currency environment in which a portion of our revenues and expenses are denominated in currencies other than the US Dollar. Significantly all of our revenues were denominated in Mexican Dollars during the years 2011 and 2010. As a result, we are subject to currency translation risk and, to a lesser extent, currency transaction risk. Currency translation risk arises because we measure and record the financial condition and results of operations of each of our subsidiaries in their functional currency and then translate these amounts into our reporting currency, the US Dollar. We incur transaction risk when one of our subsidiaries enters into a transaction using a currency other than its functional currency, although we reduce this risk by seeking, when possible, to match our revenues and costs in each currency. Accordingly, shifts in currency exchange rates may adversely affect our results of operations.

WE ARE DEPENDENT, IN PART, ON THE PERFORMANCE OF Prince USA, WHICH MAY CAUSE DELAYS IN FILLING ORDERS, AFFECT THE QUALITY OF SOME PRODUCTS OR AFFECT OUR BRAND IMAGE.

As a result of our Distribution Agreement with Prince USA, all of our products are manufactured and supplied to us by Prince USA. As a result, we are significantly dependent upon, and could be materially affected by, the operations, advertising and manufacturing capabilities of Prince USA. We are dependent on the performance of Prince USA to deliver quality products in a timely manner and to continue to research and develop innovative commercial products. Although these factors have not had an adverse impact on our operations to date, we cannot assure you that they will not affect quality control, orders and shipments, or our brand image. In the event Prince USA experiences manufacturing delays or other factor that inhibits their ability to fulfill our orders, our cost of sales may be adversely affected, which would negatively impact our results of operations.

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IF WE ARE UNABLE TO PREDICT OR EFFECTIVELY REACT TO CHANGES IN CONSUMER DEMAND, WE MAY LOSE CUSTOMERS AND OUR SALES MAY DECLINE.

Our success depends in part on our ability to anticipate and respond in a timely manner to changing consumer demand and preferences regarding sporting goods. We often make commitments to purchase products from Prince USA months in advance of the proposed delivery. If we misjudge the market for our merchandise our sales may decline significantly. We may overstock unpopular products and be forced to take significant inventory markdowns or miss opportunities for other products, both of which could have a negative impact on our profitability. Conversely, shortages of items that prove popular could reduce our net sales. In addition, a major shift in consumer demand away from sporting goods or sport apparel could also have a material adverse effect on our business, results of operations and financial condition.

UNAUTHORIZED DISCLOSURE OF SENSITIVE OR CONFIDENTIAL CUSTOMER INFORMATION COULD HARM THE COMPANY’S BUSINESS AND STANDING WITH OUR CUSTOMERS.

The protection of our customer, employee and Company data is critical to us. We rely on commercially available systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential customer information, such as payment card and personal information. Despite the security measures we have in place, its facilities and systems, and those of its third-party service providers, may be vulnerable to security breaches, acts of vandalism, computer viruses, misplaced or lost data, programming or human errors, or other similar events. Any security breach involving the misappropriation, loss or other unauthorized disclosure of confidential information, whether by us or our vendors, could damage our reputation, expose us to risk of litigation and liability, disrupt our operations and harm our business.

THE LOSS OF ANY KEY PERSONNEL COULD ADVERSELY AFFECT OUR ABILITY TO CONTINUE OPERATIONS.

We have a relatively small number of employees and are highly dependent on the efforts of each. More specifically, Mr. Forbes, our CEO and President, devotes significant time, effort and oversight to us. The loss of him or other key personnel could have a material adverse effect on our business, financial condition and results of operations. We do not maintain “key person” life insurance on our officers, directors or key employees. Our success will depend on the performance of Mr. Forbes and our ability to retain, attract and motivate other key personnel.

BECAUSE OUR COMMON STOCK IS DEEMED A LOW-PRICED “PENNY” STOCK, AN INVESTMENT IN OUR COMMON STOCK SHOULD BE CONSIDERED HIGH RISK AND SUBJECT TO MARKETABILITY RESTRICTIONS.

Since our common stock is currently under $5 per share, it is considered a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

1.

Deliver to the customer, and obtain a written receipt for, a disclosure document;

2.

Disclose certain price information about the stock;

3.

Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

4.

Send monthly statements to customers with market and price information about the penny stock; and

5.

In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

11

FINRA SALES PRACTICE REQUIREMENTS MAY ALSO LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

IF WE FAIL TO REMAIN CURRENT ON OUR REPORTING REQUIREMENTS, WE COULD BE REMOVED FROM THE OTC MARKETS QB (OTCQB), WHICH WOULD LIMIT THE ABILITY OF BROKER-DEALERS TO SELL OUR SECURITIES AND THE ABILITY OF STOCKHOLDERS TO SELL THEIR SECURITIES IN THE SECONDARY MARKET.

Companies trading on the OTC Markets QB (OTCQB), such as us, generally must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTCQB. More specifically, FINRA has enacted Rule 6530, which determines eligibility of issuers quoted on the OTCQB by requiring an issuer to be current in its filings with the Commission. Pursuant to Rule 6530(e), if we file our reports late with the Commission three times in a two-year period or our securities are removed from the OTCQB for failure to timely file twice in a two-year period, then we will be ineligible for quotation on the OTCQB. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market. As of the date of this filing, we have one late filing reported by FINRA.

OUR INTERNAL CONTROLS MAY BE INADEQUATE, WHICH COULD CAUSE OUR FINANCIAL REPORTING TO BE UNRELIABLE AND LEAD TO MISINFORMATION BEING DISSEMINATED TO THE PUBLIC.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

(i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Prince México;

(ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of Prince México are being made only in accordance with authorizations of management and directors of Prince México, and

(iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Prince México’s assets that could have a material effect on the financial statements.

We have only one individual performing the functions of all officers and directors. This individual developed our internal control procedures and is responsible for monitoring and ensuring compliance with those procedures. As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

12

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We were originally incorporated in the State of Nevada on May 6, 2010, under the name “Eurasia Design, Inc.”

Pursuant to the July 6, 2012 Share Exchange Agreement, we own all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America. Prince México entered into a Distribution Agreement with Prince USA, which distribution agreement is in effect from April 15, 2008 through December 31, 2012 and is subject to minimum purchase and advertising budget requirements.   The Distribution Agreement has terminated and we are in the process of renegotiating a new Agreement with Prince USA.

Our administrative office is located at Quetzalcoatl 3783, Int. 1, Col. Cd del Sol C.P. 45050, Zapopan, JAL, Mexico.

Plan of Operation

Prince México currently sells its products online and to various retail outlets in Mexico. The short term plan is to increase our retail exposure by further expanding into larger stores like Wal-Mart throughout Mexico and Latin America. Prominent stores like Wal-Mart will not purchase products unless their delivery can be guaranteed. Large purchase orders by Prince México from Prince USA would need to be completed, prior to any agreements, to satisfy the volume in orders. We expect to achieve this goal within the next six to nine months of operations.

Our longer term goal is to expand into Latin America. To accomplish this objective, we will require additional financing in the range of $500,000 to $750,000, for which we currently have no commitments or agreements with underwriters. We anticipate that within nine to twelve months of obtaining this financing, we will be able to expand our presence in these geographic regions.

Results of Operations for the Years Ended December 31, 2012 and 2011

As a result of our recent acquisition of 100% of Prince México and change in business and operations, a discussion of the past financial results of Eurasia Design is not pertinent and the financial results of Prince México, the accounting acquirer, is considered the financial results of the Registrant on a going-forward basis.

Revenue

	Years ended
	December 31,		Increase (Decrease)
	2012	2011	$	%

Revenues, net	$228,281	$499,156	$(270,875)	(54.3)%
Costs of sales	(166,369)	(390,983)	(224,614)	(57.4)%

Gross Profit	$61,912	$108,173	$(46,261)	(42.8)%

Sales, net of discounts and allowance, of our sports equipment and apparel for the year ended December 31, 2012 were $228,281, compared to sales of $499,156 in the year ended December 31, 2011.  This resulted in a decrease in net revenues of $270,875, or 54.3%, from the same period a year ago.  We believe the significant decline in revenues is primarily attributable to the fact that Prince USA filed for bankruptcy during May 2012.  Since emerging from bankruptcy in March 2013, we reasonably expect revenues to recover during the second half of 2013.

It is difficult for management to forecast sales in the current economic climate.  However, it is hoped that our continual efforts to develop additional sales channels will contribute to grow revenues.

During the year ended December 31, 2012, costs of sales were $166,369, compared to $390,983 in the year ended December 31, 2011.  The decrease in costs of sales is attributed solely to the corresponding decrease in net revenues.  Management does not expect to continue to realize significant decreases in costs of sales in the foreseeable future.

As a result of the foregoing, our gross profit decreased 42.8% (or $46,261) from $108,173 during the year ended December 31, 2011, compared to $61,912 in the year ended December 31, 2012.

13

COSTS AND OPERATING EXPENSES

	Years ended
	December 31,		Increase (Decrease)
	2012	2011	$	%
Operating Expenses:
Depreciation	$1,091	$1,587	$(496)	(31.3)%
Advertising and promotional	2,047	1,442	605	42.0%
General and administrative	67,415	68,705	(1,290)	(1.9)%
Salaries and wages	67,644	40,719	26,925	66.1%
Consulting services	7,308	26,567	(19,259)	(72.5)%
Professional services	29,745	14,336	15,409	107.5%
Travel and entertainment	25,331	42,304	(16,973)	(40.1)%
Total operating expenses	200,581	195,660	(4,921)	(2.5)%

Loss before other expenses	(138,669)	(87,487)	51,182	58.5%

Other income (expense):
Gain on sale of assets	984	-	984	DIV * %
Taxes	(569)	(9,855)	(9, 286)	(94.2)%
Total other income (expense)	415	(9,855)	10,270	42.0%

Net Loss	$(138,254)	$(97,342)	$40,912	42.02%

Other comprehensive gain (loss)
Foreign exchange adjustment	(28,652)	48,093	(76,745)	(159.6)%
Comprehensive loss	$(166,906)	$(49,249)	$117,657	238.9%

* not divisible by zero.

Depreciation.

Depreciation for the year ended December 31, 2012 was $1,091, a decrease of 31.3%, from $1,587 during the year ended December 31, 2011.

Advertising and promotional.

During the year ended December 31, 2012, the amounts expended on advertising and promotional activities increased by $605, or 42.0%, to $2,047 from $1,442 during the year ended December 31, 2011.  We expect to continue to increase our advertising efforts during the remainder of fiscal 2013, and resultantly expect the related expenses to increase.

General and administrative.

In the normal course of our operations, we incur various expenses, including, but not limited to, utilities, office supplies and postage and shipping expenses.  During the year ended December 31, 2012, general and administrative expenses were $67,415, compared to $68,705 in the year ended December 31, 2011.

Salaries and wages.

In the year ended December 31, 2012, we incurred salaries and wages expense of $67,644, compared to $40,719 in the comparable period ended December 31, 2011.  The 66.1%, or $26,925, increase was primarily due to increased administrative and executive staffing during the year ended December 31, 2012.

14

Consulting services.

In the year ended December 31, 2012, we incurred consulting expense of $7,308, compared to $26,567 in the comparable period ended December 31, 2011. The 72.5%, or $19,259, decrease was primarily due to decreased use of commission based sales agents during the year ended December 31, 2012.

Professional expenses.

Professional fees for the year ended December 31, 2012 was $29,745, an increase of 107.5%, from the year ended December 31, 2011, in which we incurred $14,336 in professional fees. These fees primarily include accounting fees, legal fees and fees incurred from other professional service firms. We expect to incur professional fees in relation to maintaining our public reporting status with the Securities and Exchange Commission, which will have an adverse effect on our operating results for the foreseeable future.

Travel and entertainment expense.

Travel and entertainment expenses decreased $16,973, or 40.1%, from $42,304 in the year ended December 31, 2011 to $25,331 in the year ended December 31, 2012.

Gain on sale of assets.

During the year ended December 31, 2012, we realized a gain on the sale of assets in the amount of $984, related to the sale of certain fixed assets in 2012. We did not expect the funds as such the gain was recognized in the year the funds were collected; respectively, no gain was recognized for the period ended December 31, 2011.

Taxes.

We incurred tax expense of $569 during the year ended December 31, 2012, which was a 94.2%, or $9,286, decrease from the year ended December 31, 2011, where tax expense totaled $9,855. This was due to improved record keeping in 2012, which allowed for deductions that were not allowed during 2011.

Net Loss

Our net loss for the year ended December 31, 2012 was $138,254, which was $40,912, or 42.0%, larger than the net loss of $97,342 incurred in the year ended December 31, 2011. We continue to have a net loss and cannot assure you when, if ever, we will be able to mitigate our losses or begin to achieve profitability. Our management believes that expansion of our operations and continued global economic uncertainty are likely to continue to adversely affect our operating results and will lead to net losses for at least the next 12 months of operations.

Comprehensive Gain/Loss

We conduct materially all of our operations in Mexico, in the local currency of the Mexican peso.  The financial statements of foreign operations have been translated into U.S. dollars, using the average exchange rate for the period.  The gains and losses associated with the translation of the financial statements resulting from the changes in exchange rates from period to period are reflected in the comprehensive income or loss.  During the year ended December 31, 2012, we recognized a foreign exchange adjustment of $(28,652), compared to $48,093 in the year ended December 31, 2011.

After consideration of the foreign exchange adjustment, we incurred a comprehensive net loss of $166,906 during the year ended December 31, 2012.  In comparison, we incurred a $49,249 comprehensive net loss in the year ended December 31, 2011.

Liquidity and Capital Resources

As at December 31, 2012, we had a cash balance of $8,557 and total assets of $202,589 compared with $26,026 of cash and total assets of $344,064 as at December 31, 2011. The decrease in cash was due to increased operations in 2012.

As at December 31, 2012, we had total liabilities of $769,847 compared with total liabilities of $720,640 at December 31, 2011. The increase in total liabilities was attributed to increased notes payable as well as a slight increase in accrued expenses and taxes.

As at December 31, 2012, we had a working capital deficit of $571,777 compared with a working capital deficit of $378,411 as at December 31, 2011. The increase in working capital deficit was due to our decreased current assets, including cash and inventory during the year.

Cashflow from Operating Activities

During the year ended December 31, 2012, we used cash of $40,337 for operating activities as compared to use of $101,019 during the year ended December 31, 2011. The decrease in cash used for operating activities during the year was mainly due to a decrease in inventory during the year.

15

Cashflow from Investing Activities

During the year ended December 31, 2012 we used cash of $3,775 in investing activities compared to gaining net cash of $3,467 during the year ended December 31, 2011.

Cashflow from Financing Activities

During the year ended December 31, 2012, we received proceeds of $57,295 from financing activities compared with $120,644 during the year ended December 31, 2011. The decrease is attributed to receiving less proceeds from notes payable to our related party.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Seasonality

Our operating results and operating cash flows have historically been subject to seasonal variations.  Virtually all of the products we sell are shipped during a specific part of the year.  Following industry practice, we begin to receive orders from customers from January through March, during which time we book approximately three quarters of our orders for the year.  We will typically begin fulfillment of our orders in April and May, with the peak shipping period occurring in May and June.  At this time, we will begin to receive re-orders from customers, which constitute the remaining quarter of our yearly orders.  This re-orders inflow may last, depending on the course of weather into the third quarter of each fiscal year.  This pattern may change, however, as a result of new market opportunities or new product introduction.

Results of Operations for the three months ended March 31, 2013 compared to the three months ended March 31, 2012

Liquidity and Capital Resources

As of March 31, 2013, we had cash and cash equivalents of $7,467 and a working capital deficit of $630,577.  As of March 31, 2013 our accumulated deficit was $622,703.  For the three months ended March 31, 2013, we have earned net revenues of $25,440.

We used net cash of $13,550 in operating activities for the three months ended March 31, 2013 compared to using net cash of $124,641 in operating activities for the same period in 2012.  We used net cash of $351 in investing activities for the three months ended March 31, 2013 compared to using net cash of $4,388 in investing activities for the same period in 2012.  We received net cash of $44,771 from financing activities for the three months ended March 31, 2013 compared to receiving net cash of $110,307 in financing operating activities for the same period in 2012.

Limited Revenues

During the three months ended March 31, 2013, we earned net revenues of $25,440 compared to net revenues of $129,658 during the same period in 2012.  As of March 31, 2013, we have an accumulated deficit of $622,703.  At this time, our ability to generate any significant revenues continues to be uncertain.

Net Income/Loss

We incurred a net loss of $36,780 for the three months ended March 31, 2013, compared to a net loss of $10,344 for the same period in 2012.  Our basic loss per share was $0.00 for the three months ended March 31, 2013, and $0.00 for the same period in 2012.

Cost of Sales

We spent $15,218 on cost of sales for the three months ended March 31, 2013, compared to cost of sales of $94,650 for the same period in 2012.

Expenses

Our total operating expenses increased by $1,650 from $45,352 for the three months ended March 31, 2012, to $47,002 for the three months ended March 31, 2013.

16

PROPERTIES

We use warehouse space at Quetzalcoatl 3783, Int. 1, Col. Cd del Sol C.P. 45050, Zapopan, Jalisco, Mexico. We lease this 1,937 square foot warehouse from Sra. Maria Teresa De La Santisima Trinidad De La Mora Collado at a rate of MEX$11,000 (approximately $1,569 U.S.) per month for a lease term of 12 months, which was effective on June 15, 2012. There are currently no proposed programs for the renovation, improvement or development of the facilities we currently use. We expect to renew our lease upon expiration.

Our management does not currently have policies regarding the acquisition or sale of real estate assets primarily for possible capital gain or primarily for income. We do not presently hold any investments or interests in real estate, investments in real estate mortgages or securities of or interests in persons primarily engaged in real estate activities.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, is an adverse party or has a material interest adverse to our interest or  was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 6, 2012, after the consummation of the Securities Exchange Agreement between Prince México and ERSD, with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group. Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares(1)	Amount of Beneficial Ownership(2)	Percent of Class

Common	F. Duncan A. Forbes, Mol. III President, Secretary, Treasurer and Director	1,516,700	25.21%

	All Directors and Officers as a group (1 person)	1,516,700	25.21%

Common	Fred Adams	900,000	14.96%

Common	Robert Nutall	600,000	9.97%

Notes:

1.

The address for the Officers and Directors of the Company is c/o Linea Deportiva Prince México, S.A. de C.V., Quetzalcoatl 3783, Int. 1, Col. Cd del Sol C.P. 45050, Zapopan, JAL, Mexico.

2.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

17

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our Directors are elected by the stockholders to a term of one (1) year and serve until their successors are elected and qualified. The officers are appointed by the Board of Directors to a term of one (1) year and serves until his/her successor is duly elected and qualified, or until he/she is removed from office. The Board of Directors has no nominating, auditing, or compensation committees.

The names and ages of our directors and executive officers and their positions are as follows:

Name	Age	Position

F. Duncan A. Forbes, Mol. III	51	President, Secretary, Treasurer and Director

F. Duncan A. Forbes, Mol. III, President, Chief Executive Officer and Director:

In 2008, Mr. Forbes co-founded and currently serves as President of Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation possessing the exclusive rights to sell “Prince” branded tennis products and accessories in Mexico, Central America and South America. Mr. Forbes has also personally operated and managed various real estate properties around Mexico since 2001.

Family Relationships

None.

Involvement on Certain Material Legal Proceedings During the Last Ten Years

No petition under the Federal bankruptcy laws or any state insolvency law has ever been filed by or against, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of any of our officers or directors, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within ten years before the time of such filing.

No Director, officer, significant employee, or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No Director, officer, significant employee, or consultant has been permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities or banking activity.

No Director, officer, significant employee, or consultant has been convicted of violating a federal or state securities or commodities law.

We are not a party to any pending legal proceedings.

No director, officer, significant employee or consultant has had any bankruptcy petition filed by or against any business or property of which such person was a general partner or executive officer either at the time of the bankruptcy or within ten years prior to that time.

No Director, officer, significant employee, or consultant was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our directors perform the functions associated with a Nominating Committee.

Director Nomination Procedures

Nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.

Whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

2.

Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.

Whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to our current or future business, will add specific value as a Board member; and

4.

Whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather, the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director. During 2011, we received no recommendation for Directors from our stockholders.

We will consider for inclusion in our nominations of new Board of Directors nominees proposed by stockholders who have held at least 1% of our outstanding voting securities for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for our consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to our Secretary at the following address: Quetzalcoatl 3783, Int. 1, Col. Cd del Sol C.P. 45050, Zapopan, JAL, Mexico.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the last completed fiscal years ended December 31, 2011 and 2010 the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and, to the extent applicable, each of the three other most highly compensated executive officers of the Company in all capacities in which they served:

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John Ferrone	2011	0	0	0	0	0	0	0	0
Former President	2010	0	0	0	0	0	0	0	0

F. Duncan A. Forbes	2012	0	0	0	0	0	0	0	0
President and CEO

Directors' Compensation

Our directors are not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of out-of-pocket expenses. We have no formal or informal arrangements or agreements to compensate our directors for services they provide as a director of our company.

Employment Contracts and Officers' Compensation

Since our incorporation, we have not paid any compensation to our officers, directors and employees. We do not have employment agreements however will develop agreements with our management team in the near term. All future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.

Stock Option Plan and Other Long-term Incentive Plan

We currently do not have existing or proposed option/SAR grants.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

In May 2010, we issued a total of 5,000,000 shares of restricted common stock to John Ferrone, our sole officer and director in consideration of cash in the amount of $20,000.

On July 6, 2012, we entered into and closed a Securities Exchange Agreement by and between the Company, Prince México, Mr. F. Duncan A. Forbes Mol. III and the security holders of Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock. Pursuant to the terms of the Agreement, we issued 1,800,000 shares of our unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock held by Mr. Forbes.

The two founding shareholders of Prince México, F. Duncan A. Forbes and Stephen Fred Adams have loaned funds to Prince México.

Francis Duncan was owed $217,281 and $178,591 due as of December 31, 2011 and 2010, respectively

Fred Adams was owed $253,915 and $232,144 due as of December 31, 2011 and 2010, respectively

The loans are unsecured advances, bear 0% interest and are due on demand.  During the three months ended March 31, 2013 and 2012, the Company received loans totaling $27,661 and $110,307, respectively, from the officers of the Company.

	March 31,	December 31,
	2013	2012
Francis Duncan Alexander Forbes	$188,663	$194,372
Stephen Fred Adams	287,742	254,372
	$476,405	$448,744

Promoters and Certain Control Persons

In connection with the closing of the Agreement, Prince México obtained 30% of the Company by acquiring indirect beneficial control of 1,800,000 shares of common stock. Messrs. Forbes and Adams have indirect beneficial control over the 1,800,000 shares held directly by Prince México. Prince México intends to distribute the 1,800,000 shares to its shareholders, of which Mr. Forbes will receive 900,000 shares and Mr. Adams will receive 900,000 shares. After the closing of the Agreement, Mr. Forbes owns an aggregate of 1,516,700 shares of common stock (25.21%) of the Company.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined in Section 803A of the NYSE Amex LLC Company Guide. Since the Over the Counter Bulletin Board (OTCBB), now known as OTCQB, does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“AMEX”).

21

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS MARKET INFORMATION FOR COMMON STOCK

Market information

Our common stock is quoted on the NASD’s OTC Bulletin Board under the trading symbol “ERSD.ob” since approximately June 20, 2011. There is currently no market for our common stock. The high and low closing prices of our common stock for the periods indicated are set forth below. These closing prices do not reflect retail mark-up, markdown or commissions.

Year ended May 31, 2012	High	Low

First Quarter	N/A	N/A
Second Quarter	N/A	N/A
Third Quarter	N/A	N/A
Fourth Quarter	N/A	N/A

On May 31, 2012, there was no closing bid or ask price on the OTC Bulletin Board for our common stock.  The shares quoted are subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), commonly referred to as the “penny stock” rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the registrant’s net tangible assets; or exempted from the definition by the Commission. Trading in the shares is subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in the company’s common stock and may affect the ability of shareholders to sell their shares.

Shares Available Under Rule 144

Subsequent to the July 6, 2012 Share Exchange Agreement, we had 6,016,700 shares of common stock outstanding, In general, under the recently amended Rule 144 which became effective on February 15, 2008 a person, or persons whose shares are aggregated, who owns shares that were purchased from us, or any affiliate, at least six months (subject only to the Rule 144(c) public information requirement until the securities have been held for one year), previously, including a person who may be deemed our affiliate, is entitled to sell within any three month period, a number of shares that does not exceed the greater of:

1.	1% of the then outstanding shares of our common stock; or

2.	The average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission.

Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about us. Any person who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of “restricted securities” under Rule 144 under the Securities Act that were purchased from us, or any affiliate, at least one year previously, is entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

As of the date of this prospectus:

1.

There are no outstanding options of warrants to purchase, or other instruments convertible into, common equity of Eurasia Design, Inc.;

2.

There are currently 5,000,000 shares of our common stock held by our sole officer and director, which may be sold in the public market only if we meet the conditions of Rule 144(i) and, thereafter, shall be subject to restrictions on such sales by affiliates;

3.

There is no stock that has been proposed to be publicly offered resulting in dilution to current shareholders.

Future sales of restricted common stock under Rule 144 or otherwise or of the shares could negatively impact the market price of our common stock. We are unable to estimate the effect, if any, that sales of shares by such stockholders will have on the market price of our common stock prevailing from time to time. Sales of substantial amounts of our common stock by existing stockholders could adversely affect prevailing market prices.

Holders

As of the date of this current report, Eurasia Design, Inc. has 8,000,000 shares of $0.00001 par value common stock issued and outstanding, held by approximately 33 individuals. Our Transfer Agent is Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, NV 89014, phone (702) 818-5898.

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RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

ERSD’s authorized capital stock consists of 100,000,000 shares of common stock, having a $0.00001 par value per share and 100,000,000 shares of preferred stock, having a $0.00001 par value per share. On July 6, 2012, the board of directors approved an increase in the number of our authorized shares of common stock in a ratio of 6 for 1, thereby increasing the total authorized capital to 600,000,000 shares of common stock, having a $0.00001 par value per share and 600,000,000 shares of preferred stock, having a $0.00001 par value per share.

The holders of our common stock:

1.

Have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by our Board of Directors;

2.

Are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

3.

Do not have  pre-emptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

4.

Are entitled to one vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non assessable and all shares of common stock which are the subject of this offering, when issued, will be fully paid for and non assessable.

The preferred stock may be divided into and issued in series. Our Board of Directors is authorized to divide the authorized shares of preferred stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is authorized, within any limitations prescribed by law and our Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock.

The SEC has adopted rules that regulate broker/dealer practices in connection with transactions in penny stocks. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system). The penny stock rules require a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker/dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker/dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These heightened disclosure requirements may have the effect of reducing the number of broker/dealers willing to make a market in our shares, reducing the level of trading activity in any secondary market that may develop for our shares, and accordingly, customers in our securities may find it difficult to sell their securities, if at all.

We have no current plans to neither issue any preferred stock nor adopt any series, preferences or other classification of preferred stock. The Board of Directors is authorized to (i) provide for the issuance of shares of the authorized preferred stock in series and (ii) by filing a certificate pursuant to the law of Nevada, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, all without any further vote or action by the stockholders. Any shares of issued preferred stock would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our Company without further action by the stockholders and may adversely affect the voting and other rights of the holders of common stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that potentially some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

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Non-Cumulative Voting

Holders of shares of ERSD’s common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Cash Dividends

As of the date of this current report, Eurasia Design, Inc. has not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, capital requirements and financial position, general economic conditions, and other pertinent conditions. It is the present intention of Eurasia Design not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Transfer Agent and Registrar

Our independent stock transfer agent is Empire Stock Transfer, Inc. Their mailing address is 1859 Whitney Mesa Dr., Henderson, NV 89014 and their phone number is (702) 818-5898.

DISCLOSURE OF COMMISSION POSITION OF INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

The Securities and Exchange Commission's Policy on Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Liability and Indemnification of Officers and Directors

Under our Articles of Incorporation, our directors are not liable for monetary damages for breach of fiduciary duty, except in connection with:

· A breach of a director’s duty of loyalty to us or our stockholders;

· Acts or omissions not in good faith or which involve intentional misconduct, fraud or a knowing violation of law;

· A transaction from which a director received an improper benefit; or

· An act or omission for which the liability of a director is expressly provided under Nevada law.

Our Articles of Incorporation and Bylaws require us to indemnify our officers and directors and other persons against expenses, judgments, fines and amounts incurred or paid in settlement in connection with civil or criminal claims, actions, suits or proceedings against such persons by reason of serving or having served as officers, directors, or in other capacities, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests and, in a criminal action or proceeding, if he had no reasonable cause to believe that his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to our best interests or that he or she had reasonable cause to believe his or her conduct was unlawful. Indemnification as provided in our Bylaws will be made only as authorized in a specific case and upon a determination that the person met the applicable standards of conduct. Insofar as the limitation of, or indemnification for, liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling us pursuant to the foregoing, or otherwise, we have been advised that, in the opinion of the SEC, such limitation or indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Nevada Law

Pursuant to the provisions of Nevada Revised Statutes 78.751, the Corporation shall indemnify its directors, officers and employees as follows: Every director, officer, or employee of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him/her in connection with any proceeding to which he/she may be made a party, or in which he/she may become involved, by reason of being or having been a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he/she is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his/her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation. The Corporation shall provide to any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the corporation, partnership, joint venture, trust or enterprise, the indemnity against expenses of a suit, litigation or other proceedings which is specifically permissible under applicable law.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Dismissal of GBH CPAs, PC

Originally, on July 3, 2012, the Board of Directors of Eurasia Design approved the dismissal of GBH CPAs, PC, as our certifying independent registered public accountants and on such same date, we dismissed GBH CPAs, PC, as our independent registered public accountants. None of the reports of GBH CPAs, PC on the financial statements of Eurasia Design contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in GBH CPAs, PC's report on our financial statements as of and for the years ended May 31, 2011 and 2010.

During our two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to GBH CPAs, PC's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On July 3, 2012, the Board of Directors of Eurasia Design approved the engagement of, and we did on such same date engage, Salles, Sainz - Grant Thornton, S.C., Av. Niños Héroes 2971, Col. Jardines del Bosque, 44520, Guadalajara, Jalisco, Mexico, as our independent registered public accounting firm commencing July 3, 2012, for the fiscal year ended December 31, 2012. During the two most recent years and the subsequent interim period through the date of engagement, neither Eurasia Design, nor anyone engaged on our behalf has consulted with Salles, Sainz - Grant Thornton, S.C. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Eurasia Design’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

Please refer to the Current Report on Form 8-K filed on August 14, 2012.

Rejection of appointment by Salles, Sainz - Grant Thornton, S.C.

On August 9, 2012, SSGT formally notified Eurasia Design that SSGT did not receive any notification or request to pursue the engagement as Eurasia Design’s independent registered public accounting firm and SSGT did not accept such appointment. SSGT has provided a letter to the SEC stating these facts, a copy of which is filed as Exhibit 16.1 to the August 14, 2012 Current Report on Form 8-K. No engagement agreement between Eurasia Design and SSGT exists, SSGT has performed no work on behalf of Eurasia Design and SSGT has not issued an audit opinion on Eurasia Design’s financial statements.

During Eurasia Design’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with SSGT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to SSGT's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304(a)(1) of the Securities and Exchange Commission's Regulation S-K.

Please refer to the Current Report on Form 8-K filed on August 14, 2012.

Appointment of De Joya Griffith, LLC

On August 13, 2012, the Board of Directors of Eurasia Design approved the engagement of, and we did on such same date engage, De Joya Griffith, LLC, 2580 Anthem Village Drive, Henderson, Nevada 89052, as Eurasia Design’s independent registered public accounting firm commencing August 13, 2012, for the fiscal year ended May 31, 2012.  As a result of our recent acquisition of 100% of prince Mexico, Prince Mexico is the accounting  acquirer and our board of directors has elected to change its fiscal year end from May 31 to December 31.

During the two most recent years and the subsequent interim period through the date of engagement, neither Eurasia Design, nor anyone engaged on its behalf has consulted with De Joya Griffith, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Eurasia Design's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

Please refer to the Current Report on Form 8-K filed on August 14, 2012.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As a result of the Securities Exchange Agreement entered into on July 6, 2012, the Registrant issued an aggregate of 1,800,000 shares of common stock to Prince México in exchange for 100% of Prince México’s issued and outstanding common stock and the cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes. The issuance of the shares to Prince México was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The entity and its constituents are sophisticated investors who were familiar with the Registrant and its management and took the shares for investment without a view to distribution or resale. All certificates issued contained a restrictive legend thereupon.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION

On July 6, 2012, the Registrant amended its articles of incorporation to change its name from Eurasia Design, Inc. to Prince Mexico & South America, Inc. The actions were approved on July 6, 2012, by the consent of the majority stockholders, who represent 62.5% of the issued and outstanding common stock of the Registrant.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Management has determined that, as a result of the closing of the acquisition described under Item 2.01 of this Current Report on Form 8-K, the Registrant has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the acquisition and the business of the Registrant following the acquisition.

ITEM 8.01 OTHER EVENTS

On July 6, 2012, the Board of Directors of the Registrant approved an increase in the Corporation’s authorized shares of stock, and correspondingly increasing the number of issued and outstanding shares on the basis of 6 for 1. Resultantly, the Registrant’s current authorized capital, consisting of 100,000,000 shares of common stock, having a $0.00001 par value per share and 100,000,000 shares of preferred stock, having a $0.00001 par value per share, will be increased in a ratio of 6 for 1 to 600,000,000 shares of common stock, having a $0.00001 par value per share and 600,000,000 shares of preferred stock, having a $0.00001 par value per share. In connection with the increase in authorized capital, the Registrant correspondingly increased the number of issued and outstanding common stock on the basis of six (6) “new” shares for each one (1) “old” share issued and outstanding. The action is being treated as a 6:1 forward split and was undertaken pursuant to a unanimous written consent of the Board of Directors, without a meeting, notice or vote as provided in Nevada Revised Statutes 78.207. As of July 6, 2012, prior to the 6:1 split, the Registrant had 6,016,700 shares issued and outstanding. As of July 6, 2012, the payable date of the forward split, the Registrant will have a total of 36,100,200 post-split shares outstanding. The par value per share, present shareholder ownership percentage and proportional voting power will remain unchanged by the stock split.

ITEM 9.01 EXHIBITS

(a) Financial Statements of Business Acquired.

Previously filed as an exhibit to our Form 8-K/A, Amendment No. 2, that was filed with the Commission on December 18, 2012.

(b) Pro Forma Financial Information.

Incorporated by reference to our Form 10-K for the year ended December 31, 2012 that was filed with the Commission on April 16, 2013 and our Form 10-Q for the quarter March 31, 2013 that was filed with the Commission on July 2, 2013.

(d) Exhibits.

Exhibit Number	Name and/or Identification of Exhibit

2.1*	Share Exchange Agreement
2.2*	Form of Articles of Merger
10.1*	Distribution Agreement between Prince Sports, Inc. and Linea Deportiva Prince Mexico S.A. de C.V.
10.2*	June 15, 2012 Lease Agreement between Sra. Maria Teresa De La Santisima Trinidad De La Mora Collado and Linea Deportiva Prince México, S.A. de C.V.
99.1*	Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation, audited financial statements as of and for the years ended December 31, 2011 and 2010

*Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCE MEXICO S.A., INC.

Date: August 20, 2013	By:	/s/ F. Duncan A. Forbes, Mol. III
F. Duncan A. Forbes, Mol. III, Director

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